Exhibit 10.1

SETTLEMENT AND MUTUAL RELEASE AGREEMENT

This SETTLEMENT AND MUTUAL RELEASE AGREEMENT (this “Agreement”) is made and entered into effective as of June 15, 2021 (the “Effective Date”), by and among CPF GP 2019-1 LLC, a Texas limited liability company (“CPF GP”), CAPITAL PLUS FINANCIAL, LLC, a Texas limited liability company (“Capital Plus”), and SG BLOCKS, INC., a Delaware corporation (“SG Blocks”). This Agreement sometimes refers to CPF GP, Capital Plus, and SG Blocks individually as a “Party” and collectively, as the “Parties”. PAUL GALVIN, an individual (the “Other Note Holder”), in his capacity as holder of the Galvin Promissory Note (as defined herein), has joined in the execution of this Agreement solely for the limited purposes set forth in Sections 1(e), 1(f), and 2 of this Agreement.

R E C I T A L S:

A. CPF GP is the managing member of CPF MF 2019-1 LLC, a Delaware limited liability company (“CPF MF”);

B. CPF MF is undertaking a proposed multi-family development project in Monticello, Sullivan County, New York known as “Monticello Mews” (the “Project”);

C. In connection with the Project, CPF GP and SG Blocks entered into that certain Exclusive License Agreement, dated October 3, 2019, as amended by that certain Amendment No. 1 to Exclusive License Agreement, dated October 17, 2019 (collectively, the “License Agreement”), pursuant to which SG Blocks licensed the Licensed Technology (as defined in the License Agreement) (the “Licensed Technology”) to CPF GP with respect to the Project, on the terms and conditions set forth in the License Agreement;

D. Each of SG Blocks and Capital Plus were formerly members of CPF GP, pursuant to the Company Agreement of CPF GP, effective as of May 17, 2019 (as amended, the “CPF GP LLC Agreement”);

E. SG Blocks withdrew as a member of CPF GP on October 3, 2019;

F. Capital Plus’s membership interest in CPF GP was redeemed pursuant to that certain Membership Interest Redemption Agreement, dated December 21, 2020 (as amended by the Redemption Agreement Amendment (as defined herein), the “Redemption Agreement”), pursuant to which CPF GP agreed to pay over to Capital Plus the Consideration (as defined in the Redemption Agreement) (the “Redemption Consideration”) as received by CPF GP from CPF MF from time to time, if any;

G. Certain disputes have arisen among the parties with respect to payments alleged to be due under the License Agreement (the “Dispute”); and

H. The Parties have participated in settlement discussions and desire to enter into this Agreement in order to fully and finally settle the Dispute and resolve any and all other disputes or other matters arising out of, or connected with the Dispute and any claims, matters, injuries, or damages which any of the Parties have or could assert against the other Parties or their Affiliates (as defined herein) in connection with the License Agreement, the Licensed Technology, the Dispute, the CPF GP LLC Agreement, or the Project, in in each case, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party, the Parties, intending to be legally bound, hereby agree as follows:

1. TERMS OF SETTLEMENT. As consideration for the resolution of the Dispute and any and all other disputes or other matters arising out of, or connected with the License Agreement, the Licensed Technology, the Dispute, the CPF GP LLC Agreement, or the Project, the Parties agree to take the following actions:

(a) Termination of License Agreement. Contemporaneously with the execution and delivery of this Agreement, each of CPF GP and SG Blocks shall execute and deliver the Termination of Exclusive License Agreement in the form attached hereto as Exhibit A (the “License Termination Agreement”). From and after the Effective Date, no Party shall have any further rights, obligations, duties, or liabilities under, arising out of, or with respect to the License Agreement.

(b) Assignment of Redemption Consideration to SG Blocks. Subject to Section 1(c), in consideration of this Agreement and the termination of the License Agreement pursuant to the License Termination Agreement, Capital Plus shall assign its rights under the Redemption Agreement to receive the Redemption Consideration, if any, to SG Blocks. To effect such assignment, contemporaneously with the execution and delivery of this Agreement, each of Capital Plus, SG Blocks, and CPG GP shall execute and deliver the Assignment of Limited Rights Under Membership Interest Redemption Agreement in the form attached hereto as Exhibit B (the “Assignment Agreement”). Contemporaneously herewith, Capital Plus and CPF GP have amended the Redemption Agreement pursuant to that certain Amendment to Membership Interest Redemption Agreement in the form attached hereto as Exhibit C (the “Redemption Agreement Amendment”).

(c) Guaranty Fees. CPF GP, and its principal Greg Jacobson (each a “Guarantor” and collectively, the “Guarantors”) shall be entitled to guaranty fees (the “Guaranty Fees”) in connection with its providing personal guarantees with respect to financing for the Project. When such Guarantor receives any such Guaranty Fee, such Guaranty Fee shall be paid over to SG Blocks within sixty (60) days of such Guarantor’s receipt thereof, as an advance against the Redemption Consideration under the Redemption Agreement (as assigned to SG Blocks pursuant to the Assignment Agreement), and CPF GP shall be entitled to offset and reduce future payments of Redemption Consideration to SG Blocks under the Redemption Agreement (as assigned to SG Blocks pursuant to the Assignment Agreement) by amounts advanced to SG Blocks pursuant to this Section 1(c). For the avoidance of doubt, the term Guaranty Fees shall not include any development fees or other fees to which any Guarantor may become entitled. For the avoidance of doubt, should any third party including but not limited to Capital Plus make additional guarantees they shall also be considered a Guarantor and shall abide by the terms of this Section 1(c).

(d) Certain Acknowledgments by SG Blocks Relating to the Redemption Consideration. SG Blocks acknowledges that (i) its receipt of any Redemption Consideration pursuant to the Redemption Agreement (as assigned to SG Block pursuant to the Assignment Agreement) is dependent on CPF GP receiving distributions from CPF MF and (ii) neither CPF GP, CPF MF, Capital Plus, or any other entity or individual has made any representation that CPF GP will receive any distributions from CPF MF.

(e) Security Interest. Pursuant to that certain Security Agreement, dated as of January 21, 2020, between CPF GP and SG Blocks (as amended, the “Security Agreement”), CPF GP previously granted a security interest in the Collateral (as defined in the Security Agreement) in favor of SG Blocks and the other Secured Parties (as defined in the Security Agreement) with respect to the Loan, pursuant to the terms and conditions set forth in the Security Agreement (the “Security Interest”). From and after the Effective Date, the payment of the Redemption Consideration under and pursuant to the Redemption Agreement (as assigned to SG Blocks pursuant to the Assignment Agreement) shall constitute a part of the “Obligations” under the Security Agreement until such time as SG Blocks receives an amount of Redemption Consideration pursuant to the Redemption Agreement (as assigned to SG Blocks) equal to One Million Two Hundred Fifty Thousand and No/100 Dollars ($1,250,000.00). For the avoidance of doubt, the Security Agreement shall remain in full force and effect and the Security Interest shall not be released until both (i) CPF GP satisfies in full its obligations under and pursuant to the terms of the Promissory Notes and (ii) SG Blocks receives an amount of Redemption Consideration pursuant to the Redemption Agreement (as assigned to SG Blocks pursuant to the Assignment Agreement) equal to One Million Two Hundred Fifty Thousand and No/100 Dollars ($1,250,000.00) (the satisfaction of the conditions set forth in Section 1(e)(i) and (ii), the “Security Interest Satisfaction”). Upon the Security Interest Satisfaction, the Security Agreement shall automatically terminate and the Security Interest shall be automatically released, in each case, without any further action of either party; provided, however, upon the Security Interest Satisfaction, each of CPF GP and SG Blocks shall execute, deliver, and, if applicable, file, such documents, instruments, affidavits, terminations, and releases (including, without limitation, a UCC termination statement) as may be reasonably requested by CPF GP to reflect and evidence the release of the Security Interest. For the avoidance of doubt, CPF GP’s obligations under the Loan Documents and the Redemption Agreement (as assigned to SG Blocks pursuant to the Assignment Agreement) are not intended to be, and shall not be, cross-defaulted and a default under the Redemption Agreement shall not in and of itself constitute a default under the Loan Documents, and vice versa. Each of CPF GP, SG Blocks, and the Other Note Holder hereby consents to the amendment of the Security Agreement as set forth in this Section 1(e).

(f) Letter Agreement. Contemporaneously with the execution and delivery of this Agreement, each of CPF GP, SG Blocks, and the Other Note Holder shall execute and deliver that certain letter agreement in the form attached hereto as Exhibit D (the “Letter Agreement”).

2. LOAN AGREEMENT AND PROMISSORY NOTE UNAFFECTED. In connection with the Project, SG Blocks and the Other Note Holder previously made the Loan (as defined herein) to CPF GP pursuant to that certain Loan Agreement and Promissory Note, dated October 3, 2019, as amended by that certain Amendment to Loan Agreement and Promissory Note, as further amended by that certain Second Amendment to Loan Agreement, dated November 7, 2019 (collectively the “Loan Agreement”), that certain Promissory Note, dated January 21, 2020, executed by CPF GP in favor of SG Blocks in the principal amount of Four Hundred Thousand and No/100 Dollars ($400,000.00) (the “SG Blocks January Note”), that certain Promissory Note, dated January 21, 2020, executed by CPF GP in favor of the Other Note Holder in the principal amount of One Hundred Thousand and No/100 Dollars ($100,000.00) (the “Galvin Note”), and that certain Promissory Note, dated April 15, 2020, executed by CPF GP in favor of SG Blocks in the original principal amount of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) (the “SG Blocks April Note” and together with the SG Blocks January Note and the Galvin Note, collectively, the “Promissory Notes” and together with the Loan Agreement, Security Agreement, and all other related loan documents, collectively, the “Loan Documents”). The Parties acknowledge that the aggregate principal balance outstanding under the Loan Documents as of the Effective Date is Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00) (the “Loan”). For the avoidance of doubt, the Parties acknowledge and agree that (a) except as specifically modified by Section 1(e) of this Agreement, the Loan Documents are unaffected by this Agreement, (b) the Loan Documents remain in effect and outstanding in accordance with their terms, and (c) as of the Effective Date there are no uncured defaults or events of default under the Loan Documents. SG Block and the Other Note Holder are the holders of the Promissory Notes as of the Effective Date and neither of them has assigned any right, title, or interest in or to the Promissory Notes or related Loan Documents to any other entity or individual.

3. GENERAL REPRESENTATIONS AND WARRANTIES. Each Party represents and warrants to the other Parties that: (a) it has full authority to enter into this Agreement and each of the other agreements executed and delivered in connection herewith (the “Ancillary Agreements”), (b) the officer or agent executing this Agreement and the Ancillary Agreements on such Parties behalf has been duly and properly authorized to execute this Agreement and the Ancillary Agreements, and this Agreement and the Ancillary Agreements constitute its valid and legally binding obligation, enforceable against it in accordance with their terms, subject to bankruptcy, insolvency, reorganization, and similar laws affecting the enforcement of creditor’s rights or contractual obligations generally and, as to enforcement, to general principles of equity, regardless of whether applied in a proceeding at law or in equity; (c) no approval or consent of any other person is required in connection with the execution and delivery of this Agreement or any Ancillary Agreement or the consummation and performance of this Agreement or any Ancillary Agreement; and (d) the execution and delivery of this Agreement and the Ancillary Agreements and the obligations created or released by this Agreement or any such Ancillary Agreement have been duly authorized by all necessary proceedings for such Party and will not conflict with or result in the breach or violation of any of the terms of conditions of, or constitute (or with notice or lapse of time or both would constitute) a default under any instrument, contract, or other agreement to which such Party is a party or by or to which it or its assets or properties are bound or subject, or any statute or any regulation, order, judgment, or decree of any court or governmental or regulatory body which has jurisdiction over such Party. The preceding representations and warranties shall not be discharged or dissolved upon, and shall survive, the execution of this Agreement and the Ancillary Agreements and will be unaffected by any investigation made by any Party at any time.

4. MUTUAL RELEASES.

(a) Released Claims. For purposes of this Agreement, “Released Claims” shall mean any and all liabilities, obligations, actions, causes of actions, claims, suits, proceedings, judgments, levies, executions, damages, and demands of any kind and nature, conditional or unconditional, known or unknown, suspected or unsuspected, liquidated or unliquidated, that any Party may have or be entitled to raise against any other Party or their respective Affiliates (as defined herein) and that arise out of, arise under, or relate to: (i) the Dispute, (ii) the License Agreement, (iii) the Licensed Technology, (iv) the CPF GP LLC Agreement, (v) the former ownership interest of any Party in CPF GP, (vi) the operation, opportunities, prospects, and management of CPF GP and CPF MF and their respective business and affairs, and/or (vii) the relationship and interaction between or among the Parties up to and including the Effective Date, including, without limitation (A) any act, occurrence, or omission arising out of or under the License Agreement or the CPF GP LLC Agreement, and (B) any right to payments, fees, distributions, or other compensation or amounts earned, or purported to be earned under, or in connection with, the License Agreement, the Licensed Technology, CPF GP, the CPF GP LLC Agreement, or the Project.

(b) Affiliate. For purposes of this Agreement, “Affiliate” means, with respect to any Party, any entities or individuals directly or indirectly controlling, controlled by, or under common control with such Party.

(c) Release by SG Blocks. SG Blocks, on behalf of SG Blocks and its successors, assigns, employees, agents, directors, officers, attorneys, insurers, and Affiliates (the “SG Blocks Parties”): (i) irrevocably and unconditionally waives, releases, and forever discharges (A) CPF GP, CPF MF, BC Lee Corp., a Delaware corporation, and Greg Jacobson, and as applicable, each of their respective employees, members, shareholders, officers, directors, managers, managing members, agents, employees, successors, heirs, beneficiaries, personal representatives, trustees, assigns, representatives, attorneys, insurers, and Affiliates (collectively, the CPF GP Parties”) and (B) Capital Plus and each of its employees, members, managers, managing members, agents, employees, successors, assigns, representatives, attorneys, insurers, and Affiliates (collectively, the “Capital Plus Parties”), in each case, from any and all Released Claims that the SG Blocks Parties may have or be entitled to claim against any of the CPF GP Parties or Capital Plus Parties; and (ii) irrevocably and unconditionally waives all relief, legal and equitable, that the SG Blocks Parties may be able to seek from the (A) CPF GP Parties or (B) Capital Plus Parties, in each case, with respect to the Released Claims, including compensatory damages, punitive damages, lost profits, attorneys’ fees, expenses, and costs; provided, however, that the releases set forth in this Section 4(c) do not release any rights or obligations set forth in this Agreement, the License Termination Agreement, the Redemption Agreement, the Assignment Agreement, the Letter Agreement, or the Loan Documents.

(d) Release by Capital Plus. Capital Plus, on behalf of Capital Plus and the Capital Plus Parties: (i) irrevocably and unconditionally waives, releasees, and forever discharges (A) the CPF GP Parties and (B) SG Blocks Parties, in each case, from any and all Released Claims that the Capital Plus Parties may have or be entitled to claim against any of the CPF GP Parties or SG Blocks Parties; and (ii) irrevocably and unconditionally waives all relief, legal and equitable, that the Capital Plus Parties may be able to seek from the (A) CPF GP Parties or (B) SG Blocks Parties, in each case, with respect to the Released Claims, including compensatory damages, punitive damages, lost profits, attorneys’ fees, expenses, and costs; provided, however, that the releases set forth in this Section 4(d) do not release any rights or obligations set forth in this Agreement, the License Termination Agreement, the Redemption Agreement, the Assignment Agreement, the Letter Agreement, or the Loan Documents.

(e) Release by CPF GP. CPF GP, on behalf of CPF GP and the CPF GP Parties: (i) irrevocably and unconditionally waives, releases, and forever discharges (A) the Capital Plus Parties and (B) SG Blocks Parties, in each case, from any and all Released Claims that the CPF GP Parties may have or be entitled to claim against any of the Capital Plus Parties or SG Blocks Parties; and (ii) irrevocably and unconditionally waives all relief, legal and equitable, that the CPF GP Parties may be able to seek from the (A) Capital Plus Parties or (B) SG Blocks Parties, in each case, with respect to the Released Claims, including compensatory damages, punitive damages, lost profits, attorneys’ fees, expenses, and costs; provided, however, that the releases set forth in this Section 4(e) do not release any rights or obligations set forth in this Agreement, the License Termination Agreement, the Redemption Agreement, the Assignment Agreement, the Letter Agreement, or the Loan Documents.

(f) Ownership of Claims. Each Party represents and warrants to the other Parties that such Party has not assigned, transferred, or conveyed, or purported to assign, transfer, or convey, and each Party covenants that such Party will not assign, transfer, or convey to any third party, any right or interest that it may have in or with respect to any Released Claim.

(g) Knowledge of Risk of Release. The Parties understand there is a risk that, subsequent to the execution of this Agreement, they may discover claims or facts in addition to, or different from, those which they know or believe to exist, in connection with the Dispute. Notwithstanding the foregoing, it is the Parties’ intention to assume the risk of such unknown and unanticipated claims and facts with respect to the Dispute. For the purpose of implementing a full and complete release and settlement of the Dispute, the Parties expressly acknowledge that this Agreement and its releases are intended to include all claims arising out of or related to the Dispute, the License Agreement, the Licensed Technology, the CPF GP LLC Agreement, or the Project, even those which any one or more of the Parties do not know or suspect to exist at the time this Agreement is signed, and further, that this Agreement extinguishes and discharges any and all such claims arising out of or related to the Dispute, the License Agreement, the Licensed Technology, the CPF GP LLC Agreement, or the Project, except as set forth in this Agreement. The Parties acknowledge that this release was bargained for, and that there are no representations by, or conduct of, anyone being relied upon by them in entering into this release, except as specifically provided herein.

5. MUTUAL INDEMNIFICATION.

(a) Indemnification by SG Blocks. SG Blocks shall indemnify and hold harmless the CPF GP Parties and the Capital Plus Parties from all claims, actions, suits, proceedings, losses, damages, expenses, penalties, fines, fees, costs, and liabilities (including reasonable attorneys’ fees and expenses and related legal costs) (collectively, “Claims”) actually incurred by the CPF GP Parties or Capital Plus Parties that arise out of, or relate to: (i) a breach of any provision of this Agreement or any Ancillary Agreement by SG Blocks, or (ii) the incorrectness or untruth of any representation or warranty in this Agreement or any Ancillary Agreement made by SG Blocks.

(b) Indemnification by Capital Plus Parties. Capital Plus shall indemnify and hold harmless the CPF GP Parties and the SG Blocks Parties from all Claims actually incurred by the CPF GP Parties or the SG Blocks Parties that arise out of, or relate to: (i) a breach of any provision of this Agreement or any Ancillary Agreement by Capital Plus, or (ii) the incorrectness or untruth of any representation or warranty in this Agreement or any Ancillary Agreement made by Capital Plus.

(c) Indemnification by CPF GP. CPF GP shall indemnify and hold harmless the Capital Plus Parties and the SG Blocks Parties from all Claims actually incurred by the Capital Plus Parties or the SG Blocks Parties that arise out of, or relate to: (i) a breach of any provision of this Agreement or any Ancillary Agreement by CPF GP, or (ii) the incorrectness or untruth of any representation or warranty in this Agreement or any Ancillary Agreement made by CPF GP.

6. MUTUAL NON-DISPARAGEMENT. No Party to this Agreement shall make any disparaging statement, remark, or comments about the other Parties to this Agreement, about any Party’s Affiliates, or about any other Party’s respective members, managers, managing members, partners, directors, officers, employees, or agents, or communicate to any person or entity any information disparaging of the other Parties, any of their Affiliates, or any of their respective members, managers, managing members, partners, directors, officers, employees, or agents; provided, however, nothing contained in this Agreement shall in any way restrict or limit a Party’s rights and ability to make, and a Party shall not have violated this Agreement as a result of, statements or comments made in good faith (whether in marketing materials, advertising, or otherwise) regarding the products or services of the other Party made for the purposes of or in the context of engaging in lawful product or service comparison and commercial competition.

7. MUTUAL CONFIDENTIALITY. The Parties shall keep this Agreement and the Ancillary Agreements confidential and shall not provide access to or disclose any of their respective terms or provisions to any person or entity other than (a) the Parties respective attorneys, accountants, tax advisors (including, as required in connection with the preparation of any tax return of any Party), insurers, and financial advisors, (b) as required in connection with any claims, negotiations, discussions, proceedings, litigation, or settlement with any insurer, or (c) with respect to any Party, to such Party’s investors, potential investors, or financing sources to the extent reasonably required to comply with any applicable securities laws or requirements of any stock exchange on which any Party is listed or in connection with any policies and procedures of such financing source. Notwithstanding the foregoing, the Parties may disclose the terms and provisions of this Agreement if and to the extent required by applicable law or regulatory requirement in the reasonable opinion of such Party’s legal counsel; and, if such disclosure is made in a manner which complies with the provisions of this Section 7, the disclosing party shall have no liability to the other Parties for such disclosure. To enable the non-disclosing Parties, at their option, to obtain a protective order or other remedy or to waive compliance with the provisions of this Section 7, if any Party is requested to disclose the terms and provisions of this Agreement or any Ancillary Agreement other than as permitted in the first sentence of this Section 7, the disclosing Party shall promptly notify the other Parties of such request. If the other Parties elect to seek a protective order or other remedy, such Party shall cooperate with and shall not object to, any such action. If the other Parties do not obtain a protective order or other remedy or waive compliance with the provisions of this Section 7, the disclosing Party shall only disclose the portion of this Agreement or such Ancillary Agreement that such Party is legally required to disclose. This Section 7 shall not prohibit any Party from introducing this Agreement or any Ancillary Agreement as evidence in any action or proceeding for the enforcement or breach of this Agreement. SG Blocks may however, continue to brand the Project, feature it on its promotional, marketing and investment materials at its option and under the terms and use generally known and public information for its own promotional purposes.

8. GENERAL PROVISIONS.

(a) Entire Agreement. This Agreement, together with the Ancillary Agreements, constitutes the entire agreement and understanding of the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings (whether written or oral) relating to the subject matter hereof or thereof, and there are no agreements, understandings, warranties, representations, or covenants of the Parties hereof or thereof other than those set forth in this Agreement or the Ancillary Agreements.

(b) Binding Effect; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign this Agreement without the prior written consent of each of the other Parties.

(c) Modification or Waiver. No modification, waiver, or amendment of any provision of this Agreement shall be effective unless set forth in a written agreement executed by each Party that expressly states that it is intended to modify or amend this Agreement or waive a right hereunder.

(d) Severability. If any term or provision of this Agreement or the application thereof under certain circumstances is declared invalid, illegal, or unenforceable by a court of competent jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or any other application thereof.

(e) Voluntary Entry into Agreement; Counsel. The Parties acknowledge, agree, and represent that, in entering into this Agreement and the Ancillary Agreements, each is acting voluntarily and of its own free will. In entering into this Agreement and the Ancillary Agreements, each Party has had a reasonable opportunity to seek, and has sought, the advice of counsel of its own choosing.

(f) Governing Law. This Agreement shall be construed, interpreted, enforced, and governed in accordance with the laws of the State of Texas, without giving effect to conflict of laws principles.

(g) Waiver of Jury Trial. THE PARTIES WAIVE, TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE VALIDITY, INTERPRETATION, OR ENFORCEMENT OF THIS AGREEMENT.

(h) Jurisdiction and Venue. THE PARTIES IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN DALLAS, TEXAS FOR THE PURPOSE OF ANY ACTIONS, SUITS, OR PROCEEDINGS ARISING IN WHOLE OR IN PART OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY ANCILLARY AGREEMENT, AND WAIVE, TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY ACTION, SUIT, OR PROCEEDING, ANY CLAIM THAT A PARTY IS NOT SUBJECT TO THE PERSONAL JURISDICTION OF SUCH COURTS OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

(i) Joint Drafting. This Agreement and the Ancillary Agreements have been jointly drafted and redrafted by the Parties and their respective counsel and the language of this Agreement and the Ancillary Agreements shall be construed as a whole according to their fair meaning and not strictly for or against any Party on account of it, or its counsel, having drafted this Agreement or any Ancillary Agreement or any provision of this Agreement or any Ancillary Agreement.

(j) Survival. The obligations, agreements, covenants, representations, and warranties of the Parties under this Agreement shall survive the execution and delivery of this Agreement.

(k) Further Assurances; Necessary Actions. Each Party shall perform such further acts and execute and deliver such further documents, instruments, certificates, or affidavits as may be reasonably necessary to carry out the provisions of this Agreement and the Ancillary Agreements.

(l) Recitals. The recitals to this Agreement are incorporated in, and made a part of, this Agreement.

(m) Headings and Captions. The headings and captions set forth in this Agreement are for convenience and reference only and shall not be used in interpreting or construing this Agreement.

(n) No Admission of Liability. The Parties hereto expressly agree that nothing contained in this Agreement constitutes, or shall be construed as, an admission of liability on the part of any Party or Parties hereto.

(o) Expenses. Except as provided in the final sentence of this Section 8(o), each Party shall bear its own costs and expenses in connection with the preparation, execution, and performance of this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby, including, without limitation, all fees and expenses of agents, representatives, counsel, and accountants employed or retained by any such Party. Notwithstanding the foregoing, in the event any Party brings suit for the enforcement of the terms of this Agreement or any Ancillary Agreement or with respect to an alleged dispute, breach, default, or misrepresentation in connection with this Agreement or any Ancillary Agreement, the prevailing Party shall be entitled to recover from the non-prevailing Party reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

(p) Third Party Beneficiaries. No person other than the Parties to this Agreement and their permitted successors and assigns have any rights or remedies under this Agreement or any right to enforce this Agreement, except that the CPF GP Parties, Capital Plus Parties, and SG Blocks Parties who are not Parties to this Agreement are intended third party beneficiaries with respect to the mutual releases set forth in Section 4, the mutual indemnification set forth in Section 5, and the mutual non-disparagement set forth in Section 6 and shall have the right to enforce their rights under those provisions of this Agreement.

(q) Remedies Cumulative. The rights, obligations, and remedies created by this Agreement and the Ancillary Agreements are cumulative and in addition to any other rights, obligations, or remedies otherwise available at law or in equity. Nothing herein shall be considered an election of remedies by any Party.

(r) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including, .pdf), or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and shall be valid and effective for all purposes.

[Signatures appears on following pages]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

CPF GP:

CPF GP 2019-1 LLC

By:	/s/ Greg Jacobson
Name:	Greg Jacobson
Title:	Manager

CAPITAL PLUS:

CAPITAL PLUS FINANCIAL, LLC

By:	/s/ Eric Donnelly
Name:	Eric Donnelly
Title:	CEO

SG BLOCKS:

SG BLOCKS, INC.

By:	/s/ Paul Galvin
Name:	Paul Galvin
Title:	Chairman and CEO

OTHER NOTE HOLDER:

The undersigned, in his capacity as holder of the Galvin Note (as defined herein), has joined in the execution of this Agreement for the limited purposes set forth in Sections 1(e), 1(f), and 2 of this Agreement:

/s/ Paul Galvin
Paul Galvin

EXHIBIT A

License Termination Agreement

See Exhibit 10.2 of the Current Report on Form 8-K.

EXHIBIT B

Assignment Agreement

See Exhibit 10.3 of the Current Report on Form 8-K.

EXHIBIT C

Redemption Agreement Amendment

AMENDMENT TO MEMBERSHIP INTEREST REDEMPTION AGREEMENT

This AMENDMENT TO MEMBERSHIP INTEREST REDEMPTION AGREEMENT (this “Amendment”) is executed and delivered effective as of June 15, 2021 (the “Effective Date”), by and between CAPITAL PLUS FINANCIAL, LLC, a Texas limited liability company (the “Redeemed Member”) and CPF GP 2019-1 LLC, a Texas limited liability company (the “Company”). The Redeemed Member and the Company are hereinafter collectively referred to at times as the “Parties,” and each individually as a “Party.”

WHEREAS, the Redeemed Member and the Company are parties to that certain Membership Interest Redemption Agreement, dated December 21, 2021 (the “Redemption Agreement”), pursuant to which the Company redeemed the Redeemed Interest (as defined in the Redemption Agreement) from the Redeemed Member;

WHEREAS, the Redeemed Member, the Company, and SG Blocks, Inc., a Delaware Corporation (“SG Blocks”), are parties to that certain Settlement Agreement, dated as of even date herewith (the “Settlement Agreement”); and

WHEREAS, in furtherance of the Settlement Agreement, the Redeemed Member and the Company desire to amend the Redemption Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Parties, intending to be legally bound, hereby agree as follows:

1. CAPITALIZED TERMS. Any capitalized term used in this Amendment but not defined in this Amendment shall have the meaning ascribed to such term in the Redemption Agreement.

2. DISTRIBUTIONS. Notwithstanding anything to the contrary in the Redemption Agreement, the Company shall not make any Distributions to its Members without (i) first having paid in full all amounts due pursuant to the Loan Agreement (as defined in the Settlement Agreement) and the Promissory Notes (as defined in the Settlement Agreement) and (ii) thereafter paying at least One Million Two Hundred Fifty Thousand and No/100 Dollars ($1,250,000.00) of Redemption Consideration to the Redeemed Member pursuant to the Redemption Agreement.

3. GOVERNING LAW. This Amendment shall be construed, interpreted, enforced, and governed in accordance with the laws of the State of Texas, without giving effect to conflict of laws principles.

4. BINDING EFFECT. This Amendment shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns.

5. ENTIRE AGREEMENT. This Amendment, together with the Redemption Agreement, the Settlement Agreement, the Assignment Agreement (as defined in the Settlement Agreement), the License Termination Agreement (as defined in the Settlement Agreement), and the Letter Agreement (as defined in the Settlement Agreement), constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof or thereof, and there are no agreements, understandings, warranties, representations, or covenants of the Parties hereof or thereof other than those set forth in this Amendment, the Redemption Agreement, the Settlement Agreement, the Assignment Agreement (as defined in the Settlement Agreement), the License Termination Agreement (as defined in the Settlement Agreement), or the Letter Agreement (as defined in the Settlement Agreement).

6. FURTHER ASSURANCES; NECESSARY ACTIONS. The Parties agree to sign, execute, and deliver, or cause to be signed, executed, and delivered, and to do or make, or cause to be done and made, upon the written request of the other Party, any and all agreements, instruments, papers, documents, waivers, acts, or things, supplemental, confirming, or otherwise, as may be reasonably requested to effect the purpose and intent of this Amendment.

7. EFFECT OF AMENDMENT. Except as specifically amended hereby, the Redemption Agreement remans in full force and effect.

8. SEVERABILITY. If any term or provision of this Amendment or the application thereof under certain circumstances is declared invalid, illegal, or unenforceable by a court of competent jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Amendment or any other application thereof.

9. HEADING AND CAPTIONS. The headings and captions set forth in this Amendment are for convenience and reference only and shall not be used in interpreting or construing this Amendment.

10. RECITALS. The recitals to this Amendment are incorporated in, and made a part of, this Amendment.

11. COUNTERPARTS; FACSIMILE EXECUTION. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Counterparts may be delivered by facsimile, electronic mail (including, ..pdf), or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and shall be valid and effective for all purposes.

[Signatures appear on the following pages]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Effective Date.

REDEEMED MEMBER:

CAPITAL PLUS FINANCIAL, LLC

By:
Name:
Title:

COMPANY:

CPF GP 2019-1 LLC

By:
Name:
Title:

EXHIBIT D

Letter Agreement

CPF GP 2019-1 LLC

June 15, 2021

VIA Electronic Mail

SG Blocks, Inc.

17 State Street, 19th Floor

New York, New York 10004

Attn: Paul Galvin

Email: pgalvin@sgblocks.com

and

Paul Galvin

17 State Street, 19th Floor

New York, New York 10004

Email: pgalvin@sgblocks.com

Re: Certain Distributions Under the Limited Liability Company Agreement of CPF MF 2019-1 LLC (the “Company”)

Dear Paul:

Reference is made to that certain Settlement and Mutual Release Agreement, dated as of the date hereof (as the same is amended, modified, and restated from time to time, the “Settlement Agreement”) and that certain Limited Liability Company Agreement of the Company (as the same is amended, modified, and restated from time to time, the “LLC Agreement”). Capitalized terms used, but not otherwise defined, in this letter agreement (this “Letter Agreement”), shall have the meanings ascribed thereto in the LLC Agreement.

1. DISTRIBUTION STIPULATIONS. In furtherance of the Settlement Agreement, CPF GP 2019-1 LLC (the “Managing Member”) has agreed as follows (the “Distribution Stipulations”):

(a) The Managing Member shall not cause any discretionary distributions to be made by the Company to the Other Members pursuant to Section 4.02(a)(iii), (iv), or (v) of LLC Agreement until the Company has Available Assets which, in the reasonable determination of the Managing Member, are sufficient for the Company to make a distribution to the Other Members pursuant to Section 4.02(a)(iii), (iv), or (v) of the LLC Agreement, in which distribution the aggregate amount distributable to the Managing Member would be sufficient for the Managing Member to pay the outstanding principal and interest under the Loan (as defined in the Settlement Agreement) in full (taking into account the Make-Whole Payment pursuant to Section 1(c) of this Letter Agreement) (such distribution, a “Full Payment Distribution”). At such time that the Managing Member determines, in its reasonable discretion, that Available Assets exist to make a Full Payment Distribution, the Managing Member shall cause such Full Payment Distribution to be made within thirty (30) days of making such determination, subject to any negative covenants in any loan agreements or similar arrangements to which the Company is a party. For the avoidance of doubt, this Section 1(a) shall not prohibit the Managing Member from causing the Company to make (I) distributions to the Preferred Member pursuant to Section 4.02(a)(i) or (ii) of the LLC Agreement or (II) Tax Liability Distributions to Members having allocations of income from the Company pursuant to Section 4.03 of the LLC Agreement.

(b) Subject to Section 1(a) of this Letter Agreement, in the event that the Managing Member causes the Company to make a distribution to the Other Members pursuant to Section 4.02(a)(iii), (iv), or (v) of the LLC Agreement, the Managing Member shall cause the Company to direct all portions of such distribution payable to the Managing Member to SG Blocks, Inc. (“SG Blocks”) (in payment of the Loan) until the amount distributable to the Managing Member which is paid over to SG Blocks hereunder is equal to an amount sufficient for the Managing Member to pay the outstanding principal and interest due under the Loan in full (taking into account the Make-Whole Payment in Section 1(c) of this Letter Agreement).

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(c) Pursuant to an existing arrangement among the Members the first $200,000 of distributions otherwise payable to NAIS II LLC under Sections 4.02(a)(iii), (iv), and (v) of the LLC Agreement are instead payable to Managing Member (the “Make-Whole Payments”). In lieu of distributing the Make-Whole Payments to Managing Member, the Managing Member shall cause the Company to direct such distribution to SG Blocks in payment of outstanding principal and interest under the Loan (taking into account amounts paid to SG Blocks under Section 1(b) of this Letter Agreement).

2. ACKNOWLEDGEMENT, CONSENT, AND AGREEMENT TO DISTRIBUTION STIPULATIONS. The Managing Member, in its capacity as managing member of the Company, acknowledges, consents to, and agrees to abide by the Distribution Stipulations.

3. PAYMENTS WITH RESPECT TO THE LOAN. The parties acknowledge and agree that certain of the Promissory Notes (as defined in the Settlement Agreement) are payable to SG Blocks while another is payable to Paul Galvin. Notwithstanding the foregoing, each of SG Blocks and Paul Galvin acknowledge and agree that all payments to be made pursuant to Section 1(b) and (c) may be made directly to SG Blocks, who will accept such payments as agent for itself and for Paul Galvin.

4. BINDING AGREEMENT; ASSIGNMENT. This Letter Agreement is binding upon the parties hereto and will inure to the benefit of their respective successors and permitted assigns. No party may assign this Letter Agreement without the prior written consent of each of the other parties hereto.

5. GOVERNING LAW; VENUE: JURISDICTION. This Letter Agreement shall be governed by and construed in accordance with the terms set forth in Section 8(f) of the Settlement Agreement. The jurisdiction and venue provisions set forth in Sections 8(h) of the Settlement Agreement shall apply with respect to any action, suit, or proceeding arising in whole or in part out of, under, or in connection with this Letter Agreement.

6. SEVERABILITY. If any term or provision of this Letter Agreement or the application thereof under certain circumstances is declared invalid, illegal, or unenforceable by a court of competent jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Letter Agreement or any application thereof.

7. COUNTERPARTS. This Letter Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8. ELECTRONICALLY TRANSMITTED SIGNATURES. Executed signature pages to this Letter Agreement may be delivered by facsimile or other electronic transmission and any such signature page shall be deemed an original.

[Signatures appear on following page]

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Please indicate your agreement with the foregoing by executing this Letter Agreement where indicated below and returning it to Greg Jacobson by electronic mail at Greg@bcleecorp.com, with an original sent by mail to the following address: Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C., 1400 Shipt Tower, 420 20th Street North, Birmingham, Alabama 35203, Attn: Allen Blow, Esq.

Sincerely,

CPF GP 2019-1 LLC

By:
Name:
Title:

AGREED TO AND ACCEPTED THIS DAY OF MAY 2021:

SG BLOCKS, INC.

By:
Name:
Title:

Paul Galvin

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